SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                               -------------------


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: December 19, 2002



Commission          Exact name of registrant as specified in its charter  State of        I.R.S. Employer
File Number         and principal office address and telephone number     Incorporation   ID. Number

1-1217              Consolidated Edison Company                           New York        13-5009340
                    of New York, Inc.
                    4 Irving Place, New York, New York 10003
                    (212) 460-4600




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                                  - 2 -

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

On December 19, 2002, Consolidated Edison Company of New York, Inc. (the "Company") completed, pursuant to an underwriting agreement, dated December 12, 2002, between the Company and Salomon Smith Barney Inc. and Morgan Stanley & Co. Incorporated as representatives of the underwriters named therein, the sale of $500 million aggregate principal amount of the Company's 4.875% Debentures, Series 2002 B (the "Debentures"). The Debentures were registered under the Securities Act of 1933 (the "Act") pursuant to Registration Statement on Form S-3 (No. 333-101227) relating to $950 million aggregate principal amount of unsecured debt securities.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

 1       Underwriting Agreement relating to the Debentures.

 4       Form of Debenture.

 5       Opinion and consent of Peter A. Irwin, Esq.,
         Vice President, Legal Services.

23 Consent of Peter A. Irwin, Esq., Vice President, Legal Services (included as part of Exhibit 5).






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                                      - 3 -


                                    SIGNATURE





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CONSOLIDATED EDISON COMPANY
                                OF NEW YORK, INC.



                        By /s/  Robert P. Stelben
                                Robert P. Stelben
                           Vice President and Treasurer



DATE:  December 19, 2002


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                                      - 4 -


                                Index to Exhibits

                                                                 Sequential Page
                                                                 Number at which
Exhibit               Description                                Exhibit Begins


 1       Underwriting Agreement relating to the Debentures.

 4       Form of Debenture.

 5       Opinion and consent of Peter A. Irwin, Esq.,
         Vice President, Legal Services.

23 Consent of Peter A. Irwin, Esq., Vice President, Legal Services (included as part of Exhibit 5).